Exhibit 10.1

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into effective as of September 30, 2016, by and among SILICON VALLEY BANK, a California corporation (“Bank”), and RMG NETWORKS HOLDING CORPORATION, a Delaware corporation, RMG NETWORKS, INC., a Delaware corporation, RMG ENTERPRISE SOLUTIONS, INC., a Delaware corporation, RMG NETWORKS LIMITED, a corporation formed under the laws of the United Kingdom, and RMG NETWORKS MIDDLE EAST, LLC, a Nevada limited liability company (collectively, “Borrower”).

RECITALS

A.

Bank and Borrower entered into that certain Loan and Security Agreement dated October 13, 2015 as amended by (i) that certain First Amendment to Loan and Security Agreement dated November 17, 2015 and (ii) that certain Second Amendment to Loan and Security Agreement dated March 9, 2016 (as may be further amended from time to time, the “Loan Agreement”).

B.

Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

D.

Borrower has requested that Bank (i) amend the Loan Agreement to revise the Minimum EBITDA financial covenant set forth in Section 6.9(a) of the Loan Agreement and (ii) make other certain changes to the Loan Agreement, as more specifically set forth herein.

E.

Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.

Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.

Amendment to Loan Agreement

2.1

Payment of Interest on the Credit Extensions (Section 2.5).  Section 2.5(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(a)

Advances.  Subject to Section 2.5(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to (i) during any Streamline Period, one and three-quarters percentage points (1.75%) above the Prime Rate; and (ii) during any Non-Streamline Period, two and three-quarters percentage points (2.75%) above the Prime Rate.  Interest shall be payable monthly in accordance with Section 2.5(e) below.

2.2

Financial Covenants (Section 6.9).  Section 6.9(a) of the Loan Agreement is hereby amended and restated in its entirety with the following:

(a)

EBITDA.   As measured as of the end of each fiscal month as indicated below for the three (3) month period then ending, EBITDA, plus the amount of (a) non-cash stock compensation expense, (b) non-cash warrant adjustments, (c) non-cash gain or loss from discontinued operations, and (d) non-cash long term contract adjustments, each as determined by Bank, of at least the following:

Period	Minimum EBITDA
September 30, 2016	($700,000)
October 31, 2016	($500,000)
November 30, 2016	($250,000)
December 31, 2016	$1
Continuing thereafter	To be determined based on Borrower’s 2017 financial forecast as approved by the Board of Directors

Notwithstanding the foregoing, in the event Borrower fails to satisfy the covenant set forth above but the sum of (i) Borrower’s cash on deposit with Bank, plus (ii) the Availability Amount exceeds $7,500,000 as of the date of testing and at all times during the thirty (30) day period preceding such testing date, such failure to satisfy the covenant shall not constitute an Event of Default hereunder.

2.3

Compliance Certificate (Exhibit C).  The form of Compliance Certificate attached to the Loan Agreement as Exhibit C is hereby replaced in its entirety with the form of Compliance Certificate attached hereto as Annex I.

3.

Limitation of Amendments.  The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed (a) to be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) to otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.

Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.

Effectiveness.  This Amendment shall be effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of an amendment fee in an amount equal to $10,000.

6.

Binding Loan Agreement.  This Amendment shall be binding upon, and shall inure to the benefit of, the parties’ respective representatives, successors and assigns.

7.

Further Assurances.  The parties hereto shall execute such other documents as may be necessary or as may be required, in the opinion of counsel to Bank, to effect the transactions contemplated hereby and the liens and/or security interests of all other collateral instruments, as modified by this Amendment.  Borrower also agrees to provide to Bank such other documents and instruments as Bank reasonably may request in connection with the modification effected hereby.

8.

Enforceability.  In the event the enforceability or validity of any portion of this Amendment, the Loan Agreement or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal law or law of the State of Texas would uphold or would enforce such challenged or questioned provision.

9.

Choice of Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

10.

Future Amendments.  This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted.  Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL LOAN AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:		BANK:

RMG NETWORKS HOLDING CORPORATION,		SILICON VALLEY BANK
a Delaware corporation

By:	/s/ Robert R. Robinson	By:	/s/ Krista Hall
Name:	Robert R. Robinson	Name:	Krista Hall
Title:	Secretary	Title:	Vice President

RMG NETWORKS, INC.,
a Delaware corporation

By:	/s/ Robert R. Robinson
Name:	Robert R. Robinson
Title:	Secretary

RMG ENTERPRISE SOLUTIONS, INC.,
a Delaware corporation

By:	/s/ Robert R. Robinson
Name:	Robert R. Robinson
Title:	SVP, General Counsel & Secretary

RMG NETWORKS MIDDLE EAST, LLC,
a Nevada limited liability company

By:	/s/ Robert R. Robinson
Name:	Robert R. Robinson
Title:	Secretary

RMG NETWORKS LIMITED,
a corporation formed under the laws of the United Kingdom

By:	/s/ Robert R. Robinson
Name:	Robert R. Robinson
Title:	Secretary

ANNEX I

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	RMG NETWORKS HOLDING CORPORATION

The undersigned, solely in his or her capacity as an authorized officer of RMG Networks Holding Corporation, certifies on behalf of RMG Networks Holding Corporation and the other borrower entities (collectively, the “Borrower”) from time to time a party to that certain of the Loan and Security Agreement between Borrower and Bank dated October 13, 2015 (the “Agreement”) as follows:

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certifications.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Transaction Report	Weekly (Non-Streamline) Monthly within 30 days (Streamline)	Yes No
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 150 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
R & A/P Agings, Deferred Revenue Report	Monthly within 20 days	Yes No
Budget and Projections	Annually within 45 days of FYE	Yes No

Financial Covenant	Required	Actual	Complies

EBITDA	See attached worksheet	$_______	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RMG NETWORKS HOLDING CORPORATION,	BANK USE ONLY
a Delaware corporation

By:	Received by:
Name:	AUTHORIZED SIGNER
Title:

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

____________________

I.

EBITDA

Required:

As measured as of the end of each fiscal month as indicated below for the three (3) month period then ending, EBITDA, plus the amount of (a) non-cash stock compensation expense, (b) non-cash warrant adjustments, (c) non-cash gain or loss from discontinued operations, and (d) non-cash long term contract adjustments, each as determined by Bank, of at least the following:

Period	Minimum EBITDA
September 30, 2016	($700,000)
October 31, 2016	($500,000)
November 30, 2016	($250,000)
December 31, 2016	$1
Continuing thereafter	To be determined based on Borrower’s 2017 financial forecast as approved by the Board of Directors

Notwithstanding the foregoing, in the event Borrower fails to satisfy the covenant set forth above but the sum of (i) Borrower’s cash on deposit with Bank, plus (ii) the Availability Amount exceeds $7,500,000 as of the date of testing and at all times during the thirty (30) day period preceding such testing date, such failure to satisfy the covenant shall not constitute an Event of Default hereunder.

 [Actual calculations on next page]

Actual:

A.	Net Income	$

B.	Interest Expense	$

C.	Depreciation	$

D.	Amortization	$

E.	Taxes	$

F.	Non-Cash Stock Compensation	$

G.	Non-Cash Warrant Adjustments	$

H.	Non-Cash Gain or Loss from Discontinued Operations	$

I.	Non-Cash Long Term Contract Adjustments	$

J.	EBITDA (Line A, plus lines B, C, D, E, F, G, H and I)	$

Is line J equal to or greater than the amount required above?

_____  No, not in compliance                    _____  Yes, in compliance

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